UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2003



                         Accelr8 Technology Corporation
                         ------------------------------
               (Exact name of registrant as specified in charter)




        Colorado                          0-11485                84-1072256
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)



            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
            ---------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 863-8088


                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

     On October 15, 2003, Acceclr8 Technology Corporation announced that it had entered into a supply agreement and a letter of intent with Schott Nexterion AG to proceed to an exclusive technology transfer license for Accelr8's OptiChemTM surface chemistry products.

     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

Designation                Description
-----------                -----------

99.1                       Press Release dated October 15, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ACCELR8 TECHNOLOGY CORPORATION



Date:  October 15, 2003                    By: /s/ Thomas V. Geimer
                                           ------------------------
                                           Thomas V. Geimer, Chairman and
                                           Chief Executive Officer